UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                           FORM 8-K(A)



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                       September 24, 1997
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       --------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)



        TENNESSEE                  1-12762              62-1543819
(State of Incorporation)   (Commission File Number)   (I.R.S. Employer
                                                       Identification Number)




                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)

Item 5.  Other Events.

Mid-America  Apartment  Communities, Inc.   has  consummated  the
acquisitions   of   the   apartment   communities   below.    The
acquisitions were previously reported under item 5 of Form 8-K.


   Apartment                           Purchase    Number    Date of     Date
   Community           Location           Price    of Units  Form 8-K   Acquired
-----------------   ---------------   -----------  --------  --------   --------
Westside Creek II   Little Rock, AR   $ 6,500,000    166      10/7/97   9/24/97
Woodwinds           Aiken, SC         $ 5,000,000    144      10/7/97   9/30/97


Each  audited  Historical  Summary of  Gross  Income  and  Direct
Operating Expenses of the above referenced properties for the previous fiscal year are included herein as exhibits.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  November 19, 1997     /s/ Simon R.C. Wadsworth
      ------------------     ----------------------------
                                 Simon R.C. Wadsworth
                                 Executive Vice President
                                 (Principal Financial and Accounting Officer)